

AMERICAN RAILCAR INDUSTRIES, INC.















Forward Looking Disclaimer

Safe Harbor Statement

This presentation contains statements relating to the Company's expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding expected future trends relating to our industry, potential regulatory developments, anticipated customer demand for the Company's products and the Company's ability to adapt to evolving demand, trends relating to the Company's shipments, leasing, railcar services, revenues, earnings, and backlog, the Company's strategic objectives and long-term strategies, trends related to railcar shipments for direct sale versus lease, the Company's capital expenditure plans, statements regarding our capital expenditure plans, short- and long-term liquidity needs and financing plans and expansion of our business, anticipated benefits regarding the growth of the Company's leasing business, the mix of railcars in the Company's lease fleet and the Company's lease fleet financings, anticipated production schedules for our products and the anticipated product schedules of our joint ventures, increases in efficiencies and future capacity, plans regarding future dividends, the anticipated performance and capital requirements of the Company's joint ventures, the Company's backlog and any implication that the Company's backlog may be indicative of future revenues. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by the Company's forward-looking statements. The payment of future dividends, if any, and the amount thereof, will be at the discretion of ARI's board of directors and will depend upon the Company's operating results, strategic plans, capital requirements, financial condition, provisions of its borrowing arrangements, applicable law, and other factors the Company's board of directors considers relevant. Other potential risks and uncertainties include, among other things: prospects in light of the cyclical nature of ARI's business; the impact of an economic downturn, adverse market conditions and restricted credit markets; the health of and prospects for the overall railcar industry; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; the variable purchase patterns of our railcar customers and the timing of completion, customer acceptance and shipment of orders; the Company's ability to manage overhead and variations in production rates; ARI's ability to recruit, retain and train adequate numbers of qualified personnel; ARI's reliance upon a small number of customers that represent a large percentage of revenues and backlog; fluctuating costs of raw materials, including steel and railcar components, and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials that ARI uses in railcar manufacturing; the ongoing benefits and risks related to ARI's relationship with Mr. Carl Icahn, ARI's principal beneficial stockholder through Icahn Enterprises L.P., and certain of his affiliates; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; the sufficiency of the Company's liquidity and capital resources, including long-term capital needs to further support the growth of ARI's lease fleet; the impact, costs and expenses of any litigation ARI may be subject to now or in the future; the risks associated with the Company's ongoing compliance with environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the conversion of ARI's railcar backlog into revenues; the risks associated with the Company's current joint ventures and anticipated capital needs of and production at our joint ventures; the risks, impact, and anticipated benefits associated with potential joint ventures, acquisitions or new business endeavors; the implementation, integration with other systems or ongoing management of the Company's new enterprise resource planning system; risks related to our indebtedness and compliance with covenants contained in the Company's financing arrangements; and the additional risk factors described in ARI's filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

More Than Half of the North American Fleet is Tank and Hopper Railcars

North American Fleet by Railcar Type



Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Other
Box Cars
12%
1%
7%
24%
Tank Cars
15%
9%
Open-Top Hoppers
32%
Covered Hoppers

North American Railcar Market Ownership	
Lessor Owned*	49%
Railroad Owned	23%
Shipper Owned	18%



AMFX
6224

The Total North American Railcar Fleet was Approximately 1.5 million Railcars as of 12/31/2013.

Source: Q3 2014 FTR Rail Equipment Outlook (issued September 2014) and Umler estimates per GATX (as of January 2014)

* Cars owned by TTX, representing 10% of the total North American fleet, are included with Lessors





Age of Fleet and Anticipated New Safety Regulations to Drive Replacement Demand

Average Age of North American Fleet By Railcar Type



Years
30
25
20
15
10
5
0
15
20
20
21
20
27
26
Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Box Cars
All Others

Source: AAR/Umler per Progressive Railroading Railcar and Locomotive Statistics: Fleet Stats 2014 (issued July 2014)





Cyclical Industry Trends

New Freight Railcar Delivery Trends

(amounts in 000's)



90
80
70
60
50
40
30
20
10
-
1995 61
1996 58
1997 50
1998 76
1999 75
2000 56
2001 34
2002 18
2003 32
2004 46
2005 69
2006 75
2007 63
2008 60
2009 22
2010 17
2011 47
2012 59
2013 53
2014E 67
2015E 84
2016E 81
2017E 73
2018E 54
Historical average

Source: Q3 2014 FTR Rail Equipment Outlook (issued September 2014)

Largest Demand in Railcar Industry – Tank and Hopper Railcars


Forecasted New Railcar Deliveries By Year (2014 through 2018) and Railcar Type
(amounts in 000's)
40
35
30
25
20
15
10
5
-
2014E - 2018E Tank Cars
2014E - 2018E Covered Hoppers
2014E - 2018E Open-top Hoppers
2014E - 2018E Intermodal
2014E - 2018E Gondolas
2014E - 2018E Flat Cars
2014E - 2018E Box Cars

Source: Q3 2014 FTR Rail Equipment Outlook (issued September 2014)





Industry Trends

Covered Hopper Delivery Trends
(amounts in 000's)


30
25
20
15
10
5
-
9 2 4 6 15 19 20 17 5 6 20 21 12 21 28 23 21 18
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E 2015E 2016E 2017E 2018E
Historical average

Tank Railcar Delivery Trends
(amounts in 000's)


40
35
30
25
20
15
10
5
-
8 6 8 9 12 14 21 22 9 5 9 18 29 35 37 35 30 16
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E 2015E 2016E 2017E 2018E
Historical Average

Note: We have product offerings for open top hoppers and other specialty railcars in addition to our core business of covered hoppers and tanks.

Source: Q3 2014 FTR Rail Equipment Outlook (issued September 2014)





Freight Railcar Market Overview

Industry Railcar Backlog as of 9/30/2014	Industry Railcar Deliveries TTM 9/30/2014



41% Tank Cars
43% Covered Hoppers
1%
3%
2%
7%
Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Intermodal
Box Cars



54% Tank Cars
28% Covered Hoppers
1%
4%
5%
5%
3%

84% of the railcar backlog as of September 30, 2014 was for tank and covered hopper railcars

82% of railcars delivered in the 12 months ended September 30, 2014 were tank and covered hopper railcars

Our Company's main focus is in the two largest segments of the railcar industry: tank and hopper railcars.

Source: Q3 2014 RSI Reporting Statistics (Issued October 2014)

ARI Key Railcar Markets



AMFX 29000

TANK RAILCARS – LARGEST PRODUCT SEGMENT OF NEW SHIPMENTS IN THE RAILCAR INDUSTRY.

- Product offerings include general service, pressurized, coiled, lined and insulated and capable of transporting:
  - Crude Oil
  - Propane
  - Chemicals
  - Food Products
  - Ethanol



AMFX
6224
AMFX
6224
ARI

HOPPER RAILCARS – SECOND LARGEST PRODUCT SEGMENT OF NEW SHIPMENTS IN THE RAILCAR INDUSTRY.

- Product offerings include carbon steel or stainless steel railcars that can carry:
  - Plastic Pellet
  - Frac Sand
  - Grain
  - Food Service
  - Cement
  - Specialty/Chemical Products





Additional Railcar Diversification Opportunities


AMFX
181

Food (Pressureaide®)


AMFX
1150

Iron Ore


AMFX
3350

Mill Gondola


AM FX
17 60

Iron Ore





ARI Locations

Manufacturing
- Jackson, Missouri
- Kennett, Missouri
- Longview, Texas
- Marmaduke, Arkansas
- Paragould, Arkansas
- St. Charles, Missouri

Railcar Services
- Bude, Mississippi
- Goodrich, Texas
- Longview, Texas
- North Kansas City, Missouri
- Sarnia, Ontario
- Tennille, Georgia

Mobile Repair
- Gonzales, Louisiana
- Green River, Wyoming
- La Porte, Texas

Opened in 2014
Brookhaven, Mississippi (Repair Plant)

Mini Repair Shops







Flexible Manufacturing Plants

- Strategic Locations Near Customers and Major Rail Lines
- Flexible and Vertically Integrated Facilities
  - Produce multiple railcar types with minimal change-over time
  - Painting/lining capabilities
  - Rolling mill and fabrication plants
  - Non-union workforce at railcar manufacturing plants
  - Ability to change manpower to control cost
- Railcar and Industrial Components
  - Wheel and Axle Assembly Plant
  - Tank Head Press Plant
  - Component manufacturing facilities with extensive product lines
- Axle Manufacturing Joint Venture (Axis, LLC)
- Castings Joint Venture (Ohio Castings, LLC)





Steady Growth of ARI's Railcar Backlog



12,000
10,000
8,000
6,000
4,000
2,000
-
Total Railcar Backlog
1,050
6,530
7,060
8,560
11,418

	December 2010	December 2011	December 2012	December 2013	September 2014
Railcar backlog for lease	-	2,200	1,810	2,330	2,654
Railcar backlog for direct sale	1,050	4,330	5,250	6,230	8,764

ARI Component Manufacturing

- Integrated manufacturing strengthens supply line stability, controls product quality and reduces production costs
- ARI manufactures valves, discharge outlets, manway covers, and valve body castings for railroad and industrial customers
- ARI has strategic sourcing arrangements through its joint ventures















Joint Venture

Axis, LLC

- Axle Manufacturing Joint Venture
- Produces Axles for Use Worldwide
- ARI Owns 42%
- Located Next to ARI's Paragould Railcar Manufacturing Facility









Joint Venture







Ohio Castings, LLC

- Castings Manufacturing Joint Venture
- Produces Sideframes and Bolsters
- Capable of Producing Other Railcar Components
- ARI Owns 33%
- Located in Alliance, Ohio





Railcar Leasing

Diversifying our business with a consistent revenue stream generated over the life of the railcar

- Favorable mix of hopper and tank railcars on lease
- Further fleet growth expected to come from railcar leveraged financing
- Consistent revenue growth
  - $13.4 million in 2012 to $31.9 million in 2013
  - $52.4 million for the trailing twelve-month (TTM) period ended September 30, 2014



Revenue
Lease Fleet
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14





Railcar Services

RAILCAR REPAIR & REFURBISHMENT

- Tank railcar retrofitting
- Light/heavy railcar repairs
- Exterior painting, interior lining and cleaning
- Railcar inspections and safety valve testing
- Wheel and axle replacement
- Railcar certification
- On-site customer repairs



Railcar Services Revenue
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
2008
2009
2010
2011
2012
2013
Q3 2014 TTM

Railcar Services Operating Margin Increased from 18.8% in 2008 to 19.7% in 2013





Tank Railcar Potential Regulatory Changes

- North American harmonization between U.S. Department of Transportation and Transport Canada is key
  - In July 2014, both regulatory agencies issued proposed regulations designed to address safety concerns regarding tank railcars used to transport crude oil and other flammable products
    - U.S. Transportation Department
      - comment period ended September 30, 2014
      - Proposed a 2018 deadline for removing all older, general purpose tank railcars (DOT-111s)
    - Transport Canada
      - comment period ended September 1, 2014
      - Set a 2017 deadline for removing all DOT-111s
  - Final rules are expected to be issued during the first quarter of 2015





Tank Railcar Potential Regulatory Changes

- Proposed regulations could affect:
  - Tank railcar design and construction standards
  - New railcar production rates and orders from customers
  - Require retrofit and maintenance work to existing railcars

ARI's Strategy

- Design and develop new crude oil and ethanol railcars to meet regulatory changes
- Expand railcar repair network to further capitalize upon retrofit and maintenance work

ARI's strategically located manufacturing and railcar services facilities are equipped to adapt to proposed new regulations.





Tank Railcar Potential Regulatory Changes

Proposed changes to an existing DOT 111 tank car used in crude oil service



Head Shields
Top-Fitting Protection
Thermal Protection including a Jacket
Head Shields
Electronically Controlled Pneumatic Brakes
Improved Bottom Outlet Valves
Thicker Normalized Steel

Source: Transport Canada Proposed Regulation (July 2014)

Growth History

2006
- January IPO
- Purchase of Custom Steel
- Fabrication facility at Paragould
- Capacity expansion at Marmaduke

2007
- New railcar production line at Marmaduke
- Formed joint venture for axle manufacturing - Axis, LLC

2008
- Wheel & Axle Assembly Shop
- Tank Head Press

2009
- Sarnia Repair paint and lining shop expansion
- Longview Repair railcar lining shop expansion
- Start up of Axis, LLC Joint Venture

2010
- Production of Iron Ore Railcars

2011
- Russian Engineering Design Project
- Initiation of Leasing of ARI Railcars

2012
- Indian Railways RDSO Railcar Design and Manufacturing Project
- Leasing of ARI Railcars

2013
- Increased jacketed tank railcar production
- 72% increase in lease fleet from 2012
- Continued growth in railcar services segment

Growth and Cost Reduction Initiatives

Major Historical Projects

- Tank Railcar Expansion
- Wheel & Axle Assembly
- Tank Head Press
- Axle JV
- Repair Plant Expansions

Future Growth

- Railcar Lease Fleet
- Mobile Repair Locations
- Additional Repair Facilities (e.g. Brookhaven, MS – 2014)
- Increase Market Share of Hopper Railcar Demand



2008 Record
Adj. EBITDA*
$78.8 million
2013 Record
Adj. EBITDA*
$181.1 million

*Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.





Objectives and Long-Term Strategies

We are focused on meeting the growing demands of the industry by offering new designs, innovative thinking and efficient production

Integrated Manufacturing

- Maintain high production levels
- Adapt to the evolving demands of the industry
  - Respond to any changes in tank railcar regulations with new railcars and/or retrofits
- Recruit, hire, and train quality employees
- Preserve reputation as a specialized hopper railcar provider
- Improve operating margins
  - Continue to efficiently manufacture quality products to our customers' unique specifications
  - Further expand upon opportunities to improve efficiencies and lower costs on internally sourced components





Objectives and Long-Term Strategies (continued)

We remain committed to further expanding and diversifying our business model through railcar leasing and railcar services

Railcar Leasing

- Continue to add railcars to our domestic fleet
  - Backlog (as of September 30, 2014) includes 2,654 railcars to add to our lease fleet in 2014 and 2015, growing our lease fleet to over 7,700 by the end of 2014
- Target a balanced mix of railcar types, strong lease rates, and key customers
- Growth of leasing business to be financed by leveraging lease railcars

Railcar Services

- Continue to diversify revenues through railcar repair services offered to customers (mobile mini-shops, multiple expansions)
- Further expand railcar repair capabilities with new repair facility in Brookhaven, Mississippi
- Pursue new geographic opportunities





Strong Financial Profile

- Positive financial returns resulting from ARI's participation in the largest railcar markets: tank and hopper railcars
- Healthy railcar backlog, including railcars for lease
- Strong balance sheet with increased financing capacity to support operations and future lease fleet growth
- Historical dividend payout of $0.40 per share

Our Financial History

Revenue ($mil) ^



$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$646.1
$698.1
$808.8
$423.4
$273.6
$519.4
$711.7
$750.6
$779.6
2006
2007
2008
2009
2010
2011
2012
2013
Q3 2014 TTM

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Adj. EBITDA ($mil) *



$240.0
$200.0
$160.0
$120.0
$80.0
$40.0
$0.0
$70.3
$78.6
$78.8
$40.0
$4.5
$50.5
$149.5
$181.1
$208.4
2006
2007
2008
2009
2010
2011
2012
2013
Q3 2014 TTM

*Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Operational CAPEX ($mil)



$80.0
$60.0
$40.0
$20.0
$0.0
$44.9
$59.4
$42.0
$15.0
$6.1
$6.2
$20.0
$22.0
$20.4
2006
2007
2008
2009
2010
2011
2012
2013
Q3 2014 TTM

Lease Railcar CAPEX ($mil)



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$0.0
$0.0
$10.4
$0.0
$0.0
$29.4
$185.9
$162.1
$238.8
2006
2007
2008
2009
2010
2011
2012
2013
Q3 2014 TTM

Quarterly Financial Comparison

Revenue ($mil) ^



$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$181.6
$154.2
$168.2
$207.7
$195.1
$159.4
$198.9
$197.2
$182.1
$237.5
$162.8
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Adj. EBITDA ($mil) *



$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$30.3
$34.5
$36.7
$48.0
$42.8
$43.0
$43.3
$52.0
$47.6
$60.2
$48.6
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014

*Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Operational CAPEX ($mil)



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.3
$4.0
$5.1
$9.6
$6.1
$4.8
$4.4
$6.7
$3.6
$3.9
$6.2
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014

Lease Railcar CAPEX ($mil)



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$40.1
$73.4
$29.7
$42.7
$43.6
$37.3
$27.4
$53.8
$43.9
$42.6
$98.5
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014

Exhibit A – EBITDA Reconciliation

In Thousands, unaudited

Annual Reconciliation	2006	2007	2008	2009	2010	2011	2012	2013	Q3 2014 TTM
Net earnings (loss)	$ 35,204	$ 37,264	$ 31,382	$ 15,458	$ (27,006)	$ 4,336	$ 63,823	$ 86,896	$101,180
Income tax expense (benefit)	20,752	22,104	18,403	6,568	(14,795)	3,866	42,022	52,440	57,969
Interest expense	1,372	17,027	20,299	20,909	21,275	20,291	17,765	7,337	6,848
Loss on debt extinguishment	-	-	-	-	-	-	2,267	392	1,896
Interest income	(1,504)	(13,829)	(7,835)	(6,613)	(3,519)	(3,654)	(3,003)	(2,716)	(2,542)
Depreciation	10,674	14,085	20,148	23,405	23,597	22,167	23,850	27,712	31,702
EBITDA	$ 66,498	$ 76,651	$ 82,397	$ 59,727	$ (448)	$ 47,006	$ 146,724	$ 172,061	$ 197,053
Loss on sale of investment in India joint venture	-	-	-	-	-	-	-	5,917	5,917
Expense related to stock based compensation	8,116	1,927	62	1,174	5,358	3,537	4,668	5,129	5,401
Gain on asset conversion, net	(4,323)	-	-	-	-	-	-	-	-
Other income on short-term investment activity	-	-	(3,657)	(20,858)	(379)	-	(1,863)	(2,008)	-
Adjusted EBITDA	$ 70,291	$ 78,578	$ 78,802	$ 40,043	$ 4,531	$ 50,453	$ 149,529	$ 181,099	$ 208,371

Quarterly Reconciliation	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Net earnings	$ 12,004	$ 13,361	$ 14,010	$ 24,448	$ 17,937	$ 23,619	$ 20,970	$ 24,370	$ 20,770	$ 32,216	$ 23,824
Income tax expense	7,870	8,760	9,566	15,826	11,614	14,796	13,327	12,703	12,214	18,772	14,280
Interest expense	5,126	5,090	4,414	3,135	3,000	1,341	1,512	1,484	1,672	1,843	1,849
Loss on extinguishment of debt	-	-	2,267	-	392	-	-	-	1,896	-	-
Interest income	(778)	(769)	(750)	(706)	(691)	(679)	(672)	(674)	(641)	(619)	(608)
Depreciation	5,402	5,884	6,220	6,344	6,535	6,860	7,038	7,279	7,683	7,989	8,751
EBITDA	$ 29,624	$ 32,326	$ 35,727	$ 49,047	$ 38,787	$ 45,937	$ 42,175	$ 45,162	$ 43,594	$ 60,201	$ 48,096
Loss on sale of investment in India joint venture	-	-	-	-	-	-	-	5,917	-	-	-
Expense (Income) related to stock appreciation rights	696	2,117	997	858	6,008	(2,933)	1,165	889	4,006	(34)	540
Other income on short-term investment activity	-	-	-	(1,863)	(2,008)	-	-	-	-	-	-
Adjusted EBITDA	$ 30,320	$ 34,443	$ 36,724	$ 48,042	$ 42,787	$ 43,004	$ 43,340	$ 51,968	$ 47,600	$ 60,167	$ 48,636





Exhibit A – EBITDA Reconciliation

EBITDA represents net earnings (loss) before income tax expense (benefit), interest expense (income), loss on debt extinguishment and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI's operating performance compared to that of other companies in the same industry. In addition, ARI's management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company's business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company's operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

Adjusted EBITDA represents EBITDA before share based compensation expense (income) related to stock options, restricted stock grants and stock appreciation rights (SARs), before gains or losses on investments, before a gain on asset conversion related to the involuntary replacement of assets, and before other one-time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of the Company's core business results. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company's operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company's SARs, which settle in cash, are revalued each period based primarily upon changes in ARI's stock price. Management believes that eliminating the expense or income associated with the above items allows management and ARI's investors to understand better the operating results independent of those items. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The Company's calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

ARI®

AGILE
RESPONSIVE
INNOVATIVE


ARI
A
R
I